                                                                   EXHIBIT 10.15

                              TRADEMARK ASSIGNMENT

                  THIS ASSIGNMENT dated this 10th day of October, 1997, by Back Yard Burgers, Inc., a Delaware corporation whose principal office is located at 2768 Colony Park Drive, Memphis, Tennessee 38118 (or "Burgers"), recites and provides:

                  WHEREAS, Burgers is the owner of all right, title and interest in and to the registered and unregistered trade names, trademarks and service marks, as well as the applications for registration of trade names, trademarks and service marks, identified on Schedule A, which is attached hereto and made a part hereof (the "Trademarks");

                  AND WHEREAS, BYB Properties, Inc., a Delaware corporation with its only office located at Suite 200, 103 Foulk Road, Wilmington, DE 19893, is desirous of acquiring said Trademarks and the registrations thereof:

                  AND WHEREAS, it is desired that the assignment of said Trademarks be made of record in the United States Patent and Trademark Office.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Burgers does hereby assign and transfer unto said BYB, and for BYB's successors and assigns, all right, title and interest in and to each of said Trademarks, together with the goodwill of the business symbolized by said Trademarks, and the registrations thereof; and for aforesaid considerations Burgers hereby covenants, agrees and undertakes to execute whenever requested by requested by BYB, all applications, assignments, lawful oaths and any other papers that BYB may reasonably deem necessary or desirable for securing to BYB, or for maintaining for BYB, all the Trademarks hereby assigned or agreed to be assigned; all without further compensation to Burgers.


BACK YARD BURGERS, INC.:
                                                      ATTEST:


By:                                    By:
   -------------------------------        ----------------------------------
     Name:                                Name:
     Title:                               Title:

Date:
     -----------------------------



                            U.S. ASSIGNMENT DOCUMENT
                              BYB PROPERTIES, INC.

                                    EXHIBIT A


                          IDENTIFICATION OF TRADEMARKS


Mark                                        Registration Number                         Issue Date
----                                        -------------------                         ----------
Great Little Burger                         1,744,113                               December 29, 1992


Stylized Cooking Grill
 w/Flames Emanating
 From the Grill                             1,679,739                                 March 17, 1992


Back Yard Burgers                           1,679,702                                 March 17, 1992


BYBurgers                                   1,518,494                               December 27, 1988










                            U.S. ASSIGNMENT DOCUMENT
                              BYB PROPERTIES, INC.